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Exhibit 99.1

CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United State Code), I, Terry Woo, the Chief Executive Officer and I, Chui Keung Ho, the Chief Financial Officer of Newtech Resources Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

  1.
  The Annual Report on Form 10-KSB for the year ended August 31, 2002, (the "Form 10-KSB") of the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2002	/s/ Terry Woo Terry Woo, Chief Executive Officer
/s/ Chui Keung Ho Chui Keung Ho, Chief Financial Officer

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  Exhibit 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002